Business Combination	12 Months Ended
Dec. 31, 2024
Common Control Acquisition [Abstract]
Business Combination	Business Combination
CMB.TECH and CMB NV (“CMB”), its controlling shareholder, announced on December 22, 2023, that they entered into a share purchase agreement for the acquisition of 100% of the shares in CMB.TECH Enterprises NV (“CMB.TECH Enterprises”) (the “Transaction”) for a purchase price of $1.15 billion in cash. CMB.TECH Enterprises is a diversified maritime group. CMB.TECH Enterprises builds, owns, operates and designs large marine and industrial applications that run on dual-fuel diesel-hydrogen and diesel-ammonia engines and monofuel hydrogen engines. CMB.TECH offers hydrogen and ammonia fuel that it either produces or sources from external producers to its customers.

CMB.TECH Enterprises is active throughout the full hydrogen value chain through three different divisions: Marine, H2 infra, and H2 Industry. The value creation of the new strategy is driven by CMB.TECH Enterprises' fleet of approximately 160 vessels, of which 46 are under construction.

The Transaction fits into the Company’s renewed strategy of diversification, decarbonization and accelerated optimization of the Company’s current crude oil tanker fleet. The parties believe that the Transaction will lead to the creation of the leading, shipping platform, with the Company becoming the reference in sustainable shipping. CMB and CMB.TECH believe that the addition of CMB.TECH Enterprises to CMB.TECH’s business will enable a flywheel strategy – positioning the Group to tap into each step of the energy transition towards low carbon shipping, with a clear vision on value creation for its shareholders.

The transaction was approved by an Extraordinary General Meeting on February 7, 2024 and has been completed on February 8, 2024.

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the acquisition date.

(in thousands of USD)
Vessels (Note 8)	425,564
Assets under construction (Note 8)	478,235
Other tangible assets (Note 8 and 21)	23,650
Intangible assets (Note 9)	3,538
Investments in equity accounted investees (Note 27)	12,399
Receivables	16,514
Deferred tax assets	5,414
Current assets	57,128
Cash and cash equivalents	4,176
LT loans and borrowings	(532,439)
Provisions	(111)
Current liabilities	(58,108)
Total identifiable net assets acquired	435,960

(in thousands of USD)
Consideration transferred in cash	1,153,000
Consideration repayment outstanding shareholders loan	79,930
Total identifiable net assets acquired	435,960
796,970
Current assets are comprised of trade debtors, inventory and deferred charges. Current liabilities are primarily constituted by short-term loans and borrowings related to the newbuild program, trade debts and accrued costs and deferred income related to the shipping activities.
The repayment of the outstanding shareholders loan was integrated in the share purchase agreement.

The transaction has been considered as a transaction under common control and therefore IFRS 3 does not apply. Hence book value accounting was applied which resulted in the recognition of an adjustment of $797.0 million in retained earnings to reflect the difference between the considerations paid and the identifiable net assets acquired.
Contribution to revenue and profit/loss
Since their acquisition by the Group, the acquired companies contributed revenue of $198.3 million and a gain of $11.2 million to the Group’s consolidated results for the year ended December 31, 2024. If the acquisition had occurred on 1 January 2024, management estimates that the Group’s consolidated revenue for the year ended December 31, 2024 would have been $949.6 million and consolidated profit for the year ended December 31, 2024 would have been $870.0 million.

Acquisition related costs
The Group incurred approximately $1.0 million of legal fees, mainly related to due diligence costs and advisory fees. These acquisition-related costs for the business combination were expensed as incurred and are included in 'General and administrative expenses'.